REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of November 7, 2005, (this "Agreement") between Newkirk Realty Trust, Inc., a Maryland corporation (the "Company"), and First Union Real Estate Equity and Mortgage Investments, an unincorporated association in the form of a business trust organized in Ohio (together with its successors and permitted assigns, the "Shareholder").

WHEREAS, the Company has filed a registration statement on Form S-11 (as the same may be amended from time to time, the "Form S-11") with the Securities and Exchange Commission (the "Commission") pursuant to which the Company is making an initial public offering on its common stock, par value $0.01 per share (the "Common Stock");

WHEREAS, pursuant to the Securities Purchase Agreement by and between the Shareholder and the Company dated of even date herewith (the "Securities Purchase Agreement"), Shareholder is the purchaser of an amount of the Company's Common Stock having a value of $50,000,000, based on the purchase price per share equal to the initial public offering price of the Common Stock sold to the public pursuant to the Registration Statement (such shares of Common Stock, the "SPA Shares"), upon the terms and conditions of the Securities Purchase Agreement; and

WHEREAS, in consideration for the partial assignment of Shareholder's right, title and interest under the Exclusivity Agreement pursuant to Section 2.01 of the Acquisition Agreement by and between Shareholder and the Company dated of even date herewith (the "Acquisition Agreement"), the Company has issued shares of Common Stock, subject to certain restrictions on resale, forfeiture and vesting, as set forth in the Acquisition Agreement, having the value of $20,000,000 based on the purchase price per share equal to the initial public offering price of the Common Stock sold to the public pursuant to the Registration Statement (such number of shares of Common Stock, the "Acquisition Shares"); and

WHEREAS, the SPA Shares and the Acquisition Shares shall be herein collectively referred to as the "Shares"; and

WHEREAS, the Company wishes to facilitate the disposition, and the Shareholder wishes to have the ability to dispose, of such Shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. CERTAIN DEFINITIONS.

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      (a) Definitions. Capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Securities Purchase Agreement and the Acquisition Agreement. As used in this Agreement, the following terms have the meaning indicated below or in the referenced sections of this Agreement:

      "Advisor" means NKT Advisors LLC, a Delaware limited liability company.

      "Advisory Agreement" shall mean that certain Advisory Agreement dated November 7, 2005 between the Company, the Operating Partnership and the Advisor.

      "Affiliate" of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

      "Business Day" means any day on which commercial banks are open for business in New York, New York and on which the New York Stock Exchange or such other exchange as the Common Stock is listed is open for trading.

      "Common Stock" means common stock, par value $0.01 per share, of the Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exclusivity Agreement" means that certain Exclusivity Agreement dated as of December 31, 2003 between First Union Real Estate Equity and Mortgage Investments and Michael L. Ashner.

      "Forfeiture Event" shall mean (i) the termination of the Advisory Agreement by the Company for Cause (as defined in the Advisory Agreement), (ii) Michael L. Ashner's resignation as the Chief Executive Officer and director of the Company and the Advisor, or (iii) the death or disability of Michael L. Ashner unless the other members of the Advisor's senior management at such time remain in such positions.

      "Form S-11" means the initial public offering of the Company's shares of Common Stock filed with the Commission on Form S-11.


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

      "Holder" means any shareholder holding securities entitled to registration by the Company hereunder or under one or more Other Registration Rights Agreements, and shall include, where the context requires, the Shareholder.

      "Lock-Up Agreement" means that certain Lock-Up Agreement between the Company and the Shareholder dated of even date herewith expiring or terminating on the earlier to occur of (i) three years from the date thereof, or (ii) the occurrence of a Vesting Event; provided however, in no event shall such expiration or termination occur less than one (1) year from the Closing Date.

      "Operating Partnership" means The Newkirk Master Limited Partnership, a Delaware limited partnership, and any successor thereto.

      "Other Registration Rights Agreements" means that certain Registration Rights Agreement, of even date herewith, by and between the Company and Apollo Real Estate Investment Fund III, L.P. ("Apollo") and that certain Registration Rights Agreement, of even date herewith, and by and between the Company and Vornado Realty L.P.

      "Partnership Units" means the partnership units of the Operating Partnership.

      "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or any other entity.

      "Prospectus" means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registerable Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including any preliminary prospectus or supplement, post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

      "Registerable Common Stock" means the SPA Shares and those Acquisition Shares deemed to have vested under the Acquisition Agreement and described herein in Section 2(i) and not otherwise forfeited as described in Section 2(j), including any securities issued in respect of such securities by reason of or in connection with any conversion of Partnership Units or the exchange for or replacement of such securities or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Shares.


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

      "Registration Statement" means any registration statement of the Company, other than the Form S-11, which covers any of the Registerable Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

      "Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

      "SEC" or the "Commission" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shelf Registration Statement" shall have the meaning set forth in Section 4 hereof.

      "Underwritten Registration or Underwritten Offering" means a registration in which securities of the Company are sold to underwriters for reoffering to the public.

      "Vesting Event" shall mean (i) the termination of the Advisory Agreement by the Advisor following a breach by the Company of the Advisory Agreement that remains uncured by the Company, (ii) the non-renewal of the Advisory Agreement, or (iii) termination of the Advisory Agreement by the Company other than for Cause (as defined in the Advisory Agreement).

2. AUTOMATIC AND DEMAND REGISTRATIONS.

      (a) Form S-11. The Form S-11 which covers the Common Stock of the Company, including a prospectus and such amendments or supplements to such Form S-11 as may have been required prior to the date of this Agreement, has been prepared by the Company under the provisions of the Act and has been filed with and declared effective by the SEC. If such Form S-11 ceases to be effective for any reason at any time prior to the delivery of all Common Stock registered thereunder, then the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof. The Company shall be responsible for all Registration Expenses in connection with any registration pursuant to this Section 2(a). The Company shall promptly supplement and amend such Form S-11 and the prospectus included therein if required by the rules, regulations or instructions applicable to such form used for such registration statement or by the Securities Act. The Form S-11 referenced in this Section 2(a) shall not eliminate or affect any right to registration provided hereunder.

      (b) Right to Request Registration. Any time after the Closing Date subsequent to the expiration or termination of the limitations of the Lock-Up Agreement, the Shareholder may request pursuant to this Section 2(b), registration under the Securities Act of the resale of all or part of the Shareholder's Registerable Common Stock ("Demand Registration"); provided, that if the Company is eligible to use a Shelf Registration Statement (as defined in Section 4 hereof), the Shareholder shall be required to request that the Company register its Registerable Common Stock on a Shelf Registration Statement rather than requesting Demand Registrations and shall not be entitled to request any Demand Registrations while such Shelf Registration is effective and available for registration of the Registerable Common Stock.

      (c) Number of Demand Registrations. Subject to the provisions of Section 2(b), the Shareholder shall be entitled to request an aggregate of two (2) Demand Registrations during any twelve (12)-month period; provided, however, that Shareholder shall not be entitled to request that less than 25% of the Registerable Common Stock be included in any Demand Registration requested under this Agreement.

      (d) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration, a previous Shelf Registration (as hereinafter defined) or a previous registration under which the Shareholder had piggyback rights pursuant to Section 3 hereof wherein the Shareholder was permitted to register, and sold, at least 25% of the shares of Registerable Common Stock requested to be included therein. In no event shall the Company be obligated to effect more than two (2) Demand Registrations collectively pursuant to this Agreement and the Other Registration Rights Agreements in any single twelve (12) month period, with the first such period measured from the date of the first Demand Registration and ending on the same date twelve months following such Demand Registration, whether or not a Business Day; provided, however, that if (i) the Company is requested to effect a Demand Registration under this Agreement which is not otherwise designated by the shareholder to be a "shelf" registration statement and (ii) is also requested to effect one or more Demand Registrations (as such term is defined in each of the Other Registration Rights Agreements) pursuant to the Other Registration Rights Agreements within any eighteen (18) month period, during which the Company is eligible to file a Registration Statement on Form S-3 or on a successor form, then the Company shall only be obligated with respect to such latter registration statement during such period to register that percentage of the Registerable Common Stock equal to the product obtained by dividing (i) the total number of shares of Registerable Common Stock held by the Shareholder by
(ii) the total number of shares of Registerable Common Stock covered under this Agreement and all of the Other Registration Rights Agreements. In the event that any of the Shares of the Shareholder have not been included in a Registration Statement because of the preceding sentence, then the Shareholder shall not be deemed to have utilized a Demand Registration under this Agreement. The Company may (i) postpone for up to ninety (90) days the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Company's board of directors, such postponement or withdrawal is necessary in order to avoid premature disclosure of a matter the board has determined would be reasonably expected to result in a material adverse effect to the Company's business, financial condition, results of operations or prospects or the loss of a material opportunity to be disclosed at such time or
(ii) postpone the filing of a Demand Registration in the event the Company shall be required to prepare audited financial statements as of a date other than its fiscal year end (unless the shareholders requesting such registration agree to pay the expenses of such an audit); provided, however, that in no event shall the Company withdraw a Registration Statement under clause (i) after such Registration Statement has been declared effective; and provided, further, however, that in any of the events described in clause (i) or (ii) above, the Shareholder shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide written notice to the Shareholder of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 2(d), (y) the Company's decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement. The Company may defer the filing of a particular Registration Statement pursuant to this Section 2(d) only once.

      (e) Selection of Underwriters. If any of the Registerable Common Stock covered by a Demand Registration or a Shelf Registration pursuant to Section 4 hereof is to be sold in an underwritten offering, the Shareholder, if it is the Holder who instructed the Demand Registration or Shelf Registration, or in the case of a transaction representing a "shelf takedown", the Holder initiating such transaction, shall have the right to select the managing underwriter(s) to administer the offering subject to the approval of the Company, which will not be unreasonably withheld; provided, however, that the Company shall have the right to select the managing underwriter, subject to the approval of the Holder, which shall not be unreasonably withheld, in the event of any underwritten offering pursuant to a Demand Registration or "shelf takedown" where the Company is bearing the expenses of such Demand Registration or "shelf takedown".

      (f) Effective Period of Demand Registrations. After any Demand Registration filed pursuant to this Agreement has become effective, the Company shall use its best efforts to keep such Demand Registration effective until such time as the Registerable Common Stock registered thereon has been disposed of pursuant thereto. If the Company shall withdraw any Demand Registration pursuant to subsection (e) of this Section 2 before any of the Shareholders Registerable Common Shares covered by the withdrawn Demand Registration are unsold (a "Withdrawn Demand Registration"), the Shareholder shall be entitled to a replacement Demand Registration that (subject to the provisions of this Article
2) the Company shall use its best efforts to keep effective until such time as the Registerable Common Stock registered thereon has been disposed of pursuant thereto. Such additional Demand Registration otherwise shall be subject to all of the provisions of this Agreement.

      (g) Other Company Stock. In no event shall the Company agree to register Common Stock or any other securities for issuance by the Company or for resale by any Persons other than the Shareholder in any registration statement filed pursuant to Section 2(b), without the express written consent of the Shareholder, which consent shall be entirely discretionary.

      (h) Conversion to Form S-3. In the event that at any time a Demand Registration Statement is in effect and the Company is eligible to register on Form S-3 or any successor thereto then available, the Company shall as promptly as reasonably practicable convert such registration statement to Form S-3 or such successor form.

      (i) Acquisition Shares. Except as provided in Section 2(j) below, all Acquisition Shares shall become Registerable Common Stock automatically and without notice or any action by the Shareholder upon their vesting pursuant to the provisions of the Acquisition Agreement; provided that all of the Acquisition Shares shall immediately vest upon a Vesting Event automatically and without notice or any action by the Shareholder.

      (j) Forfeiture Event under Acquisition Agreement. In the event that a Forfeiture Event shall occur, the Acquisition Shares not then vested shall be deemed forfeited and shall not be eligible to be Registerable Common Stock hereunder.

3. PIGGYBACK REGISTRATIONS.

      (a) Right to Piggyback. At any time after the Closing Date, whenever the Company proposes to register any of its common equity securities under the Securities Act (other than the Form S-11, or a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), whether for its own account or for the account of one or more stockholders of the Company, and the registration form to be used may be used for any registration of Registerable Common Stock (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within 10 business days after its receipt of notice of any exercise of other demand registration rights) to the Shareholder of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration all Registerable Common Stock of the Shareholder with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

      (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering and/or that the number of shares of Registerable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company's equity securities to be sold in such offering, the underwriting shall be allocated among the Company and the Shareholder pro rata on the basis of the Common Stock and Registerable Common Stock offered for such registration by the Company and the Shareholder, respectively, electing to participate in such registration.

      (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company's securities other than Registerable Common Stock ("Non-Holder Securities"), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering and/or that the number of shares of Registerable Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company's equity securities to be sold in such offering, the underwriting shall be allocated among the holders of Non-Holder Securities and the Shareholder pro rata on the basis of the Non-Holder Securities and Registerable Common Stock offered for such registration by the holder of Non-Holder Securities and the Shareholder, respectively, electing to participate in such registration.

      (d) Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

      (e) Other Registrations. If the Company has previously filed a Registration Statement with respect to shares of Registerable Common Stock pursuant to Sections 2 (other than Section 2(a)) or 4 hereof or pursuant to this
Section 3, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of such same shares of Registerable Common Stock or any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities.

4. SHELF REGISTRATIONS.

      (a) After the Closing Date, at the Shareholder's election (such election to be made if the Shareholder may not elect to exercise any Demand Registrations, subject to Section 4(b) below), if at any time that the Company is eligible to use Form S-3 or any successor thereto then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Shareholder of any and all Registerable Common Stock held by the Shareholder (a "Shelf Registration Statement") the Shareholder requests that the Company file a Shelf Registration Statement for a public offering of all or any portion of the Registerable Common Stock held by the Shareholder, then the Company shall use its best efforts to register under the Securities Act pursuant to a Shelf Registration Statement, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registerable Common Stock specified in such notice. Whenever the Company is required by this
Section 4 to use its best efforts to effect the registration of Registerable Common Stock, each of the procedures and requirements of Section 2 (including but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement effective until the earliest to occur of the date on which all of the Registerable Common Stock ceases to be Registerable Common Stock.

      (b) If at any time the Company is not eligible to use a Shelf Registration Statement, the Shareholder may during such time exercise Demand Registration Rights, regardless of any previous exercise of their rights under Section 4(a).

      (c) A filing pursuant to this Section 4 shall not relieve the Company of any obligation to effect registration of Registerable Common Stock pursuant to
Section 2 or Section 3 hereof, except as provided therein.

5. REGISTRATION PROCEDURES.

      Whenever the Shareholder requests that any of its Registerable Common Stock be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registerable Common Stock in accordance with the intended methods of disposition thereof as provided by the Shareholder, and pursuant thereto the Company shall as expeditiously as possible:

      (a) prepare and file with the SEC a Registration Statement with respect to such Registerable Common Stock, which shall be on Form S-3 (or a successor form) providing for "short-form" registration if the Company is eligible at such time to use such form, and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Shareholder and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Shareholder, the exhibits incorporated by reference, and the Shareholder shall have the opportunity to object to any information pertaining to the Shareholder that is contained therein and the Company will make the corrections reasonably requested by the Shareholder with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto.

      The Company, at least 10 business days prior to filing a Registration Statement or at least five days prior to filing a prospectus or any amendment or supplement to such Registration Statement or prospectus, including a document incorporated by reference therein, will furnish to (i) the Shareholder, (ii) counsel to the Shareholder and (iii) each underwriter, if any, named in the Registration Statement or an amendment or supplement thereto of the Shares covered by such Registration Statement, copies of such Registration Statement and each amendment or supplement as proposed to be filed, together with exhibits thereto, which documents will be subject to reasonable review and approval (which approval may not be unreasonably withheld) by each of the foregoing within five days after delivery (except that such review and approval of any prospectus or any amendment or supplement to such Registration Statement or prospectus must be within three days), and thereafter, furnish to the Shareholder, Shareholder's counsel and underwriters, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Shareholder, Shareholder's counsel or any underwriter of the Shareholder's Shares may reasonably request in order to facilitate the disposition of the Shares; provided, however, that notwithstanding the foregoing, if the Company intends to file any prospectus, prospectus supplement or prospectus sticker which does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A or 424(b)), then Shareholder's counsel will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than one business day;

      (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

      (c) furnish to each seller of Registerable Common Stock such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Common Stock owned by such seller;

      (d) use its commercially reasonable efforts to become and remain eligible to file registration statements on Form S-3 or any successor thereto then available, and if applicable to utilize "well known seasoned issuer status", and to register or qualify such Registerable Common Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Common Stock owned by such seller (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

      (e) notify each seller of such Registerable Common Stock, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare promptly a supplement or amendment to such Prospectus so that such Prospectus, as then amended and supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (f) in the case of an underwritten offering, enter into such customary agreements together with the Operating Partnership (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registerable Common Stock (including, without limitation, effecting a stock split or a combination of shares and making members of senior management of the Company available to participate in, and cause them to cooperate with the underwriters in connection with, "road-show" and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registerable Common Stock)) and cause to be delivered to the underwriters and the sellers, if any, opinions of counsel to the Company and the Operating Partnership in customary form, as well as closing certificates and other customary documents covering such matters as are customarily covered by opinions for and certificates in an underwritten public offering as the underwriters may request and addressed to the underwriters and the sellers; provided, however, that notwithstanding anything else contained in this Agreement, the Company shall not be obligated to effect an aggregate of more than three underwritten offerings or participate in more than two "road shows" (which, for the purposes of this sentence shall not include presentations that involve only telephonic or internet-based marketing and do not require any travel by the Company's management) in any twenty-four (24) month period, and not more than one underwritten offering every six (6) months under this Agreement or under the Other Registration Rights Agreements; and provided further, however, that if an underwritten public offering (including a public sale to a registered broker-dealer) is effected at the request of Apollo or Vornado Realty L.P. under the Other Registration Rights Agreements, the Shareholder shall have the right to participate in such offering, and Apollo and Vornado Realty L.P. shall have the right to participate in any underwritten public offering effected at the request of the Shareholder under this Agreement; and if the managing underwriters or broker-dealers of any such underwritten offering advise the Shareholder, Apollo and Vornado Realty L.P. in writing that in their opinion the number of shares of Registerable Common Stock proposed to be included in any such offering exceeds the number of securities that can be sold in such offering and/or that the number of shares of Registerable Common Stock proposed to be included in any such offering would materially adversely affect the price per share of the Company's equity securities to be sold in such offering, Apollo, Vornado Realty L.P. and the Shareholder shall include in such offering only the number of shares of Registerable Common Stock that, in the opinion of such managing underwriters (or registered broker-dealer), can be sold. If the number of shares that can be sold exceeds the number of shares of Registerable Common Stock proposed to be sold, such excess shall be allocated pro rata among theHolders of Common Stock desiring to participate in such offering based on the amount of such Common Stock initially requested to be registered by such Holders or as such Holders may otherwise agree.

      Only Apollo, the Shareholder and Vornado Realty L.P., and their affiliates holding Registerable Common Stock shall be entitled to participate in any public underwritten offerings pursuant to this Agreement with respect to Registerable Common Stock (which for purposes of this paragraph (f) includes Registerable Common Stock as defined in the Other Registration Rights Agreements).

      If any of Apollo, the Shareholder or Vornado Realty L.P. determines not to participate in an Underwritten Offering with respect to which it is entitled hereunder to participate in hereunder or under the Other Registration Rights Agreements, then the non-participating party shall agree to such lockup period with respect to its Common Stock as the managing underwriters or broker dealer deems reasonably necessary for purposes of effecting the public offering.

      (g) make available, for inspection by any seller of Registerable Common Stock, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

      (h) to use its best efforts to cause all such Registerable Common Stock to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on Nasdaq or a national securities exchange selected by the Company;

      (i) provide a transfer agent and registrar for all such Registerable Common Stock not later than the effective date of such Registration Statement;

      (j) if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registerable Common Stock sold pursuant thereto), letters from the Company's independent certified public accountants addressed to the Shareholder and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

      (k) make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act;

      (l) promptly notify the Shareholder and the underwriter or underwriters, if any:

            (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

            (ii) of any SEC comments applicable to the Registration Statement or Prospectus or written request from the SEC for any amendments or supplements to the Registration Statement or Prospectus;

            (iii) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registerable Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction;

            (v) of the existence of, any fact or the happening of any event that makes any statement of material fact made in any registration statement filed pursuant to this Agreement or related prospectus untrue in any material respect, or that requires the making of any changes in such registration statement so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the prospectus, including documents incorporated by reference therein, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

            (vi) of the determination by the Company that a post-effective amendment to a registration statement filed pursuant to this Agreement will be filed with the SEC and is due.

      (m) promptly take such actions as necessary to respond, cure or eliminate, as the case may be, any of the events referred to in clause (l)(ii), (iii), (iv) or (v) so that the prospectus, as then amended or supplemented, as the case may be, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      The Company shall file, and shall use its commercially reasonable efforts to timely file, all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as the Shareholder may reasonably request, all to the extent required to enable the Shareholder to be eligible to sell Registerable Common Stock pursuant to Rule 144 (or any similar rule then in effect).

      In connection with any registration pursuant to which any of a Shareholder's Registerable Common Stock is to be sold, the Company may require that the Shareholder furnish to the Company any other information regarding the Shareholder and the distribution of such securities as the Company may from time to time reasonably request in writing.

      The Shareholder agrees that by having its stock treated as Registerable Common Stock hereunder that, upon notice of the happening of any event described in l(v) above (a "Suspension Notice"), the Shareholder will forthwith discontinue disposition of Registerable Common Stock until the Shareholder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by
Section 5(e) hereof, and, if so directed by the Company, the Shareholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Shareholder's possession, of the Prospectus covering such Registerable Common Stock current at the time of receipt of such notice; provided, however, that such postponement of sales of Registerable Common Stock shall not exceed ninety (90) days in the aggregate in any one year; provided, further, however, that not later than the last day of such ninety (90) day period or such shorter period as may apply, the Company shall have provided to the Shareholder a supplemented or amended Prospectus as contemplated by
Section 5(e) hereof. If the Company shall give any notice to suspend the disposition of Registerable Common Stock pursuant to a Prospectus, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date the Shareholder either is advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 5(e). In any event, the Company shall not be entitled to deliver more than one (1) Suspension Notice in any one year.

6. REGISTRATION EXPENSES.

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, underwriting discounts and commissions, NASD fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent's and registrar's fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Shareholder; provided, however, that the Company shall bear the expenses, exclusive of underwriting discounts and commissions, incident to the Form S-11, one (1) Registration Statement filed pursuant to Section 4(a), including up to three (3) "shelf takedowns" or offerings pursuant to Rule 430A under the Securities Act, if applicable, and up to three (3) Demand Registrations pursuant to Section 2(b), but in no event shall the Company be obligated to bear the expense of more than three (3) offerings (exclusive of the expenses incident to the Form S-11 and one (1) Registration Statement filed pursuant to Section 4(a)) pursuant to this Section 6(a) (or four (4) offerings if the Shareholder is unable, through its commercially reasonable efforts, to dispose of all its Registerable Common Stock after such three (3) offerings). The Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any annual audit or quarterly review, and the expense of any liability insurance.

7. INDEMNIFICATION.

      (a) The Company and the Operating Partnership shall indemnify, to the fullest extent permitted by law, the Shareholder, its officers, directors, trustees, partners, and Affiliates and each Person who controls such Shareholder (within the meaning of the Securities Act) against all losses, claims, damages, expenses and liabilities, joint or several, actions or proceedings, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses (including reasonable costs of investigation) or liabilities (or actions or proceedings in respect thereof) arise out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable "blue sky" laws and the Company and the Operating Partnership will reimburse the Shareholder and its directors, trustees, officers, partners, agents, employees or affiliates, underwriters and controlling persons for any legal or other expenses (as such legal or other expenses are incurred) reasonably incurred by them in connection with investigating, preparing or defending any such loss, claim, damage, expense, liability, action or proceeding, except insofar as the same are made in reliance and in conformity with information relating to the Shareholder furnished in writing to the Company by the Shareholder expressly for use therein or caused by the Shareholder's failure to deliver to the Shareholder's immediate purchaser a copy of the final Prospectus or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished the Shareholder with a sufficient number of copies of the same and the claim would not have arisen if the final Prospectus, amendment or supplement had been delivered to the claimant. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Shareholder.

      (b) In connection with any Registration Statement in which the Shareholder is participating, the Shareholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests expressly for use in connection with any such Registration Statement or Prospectus and, shall indemnify, to the fullest extent permitted by law, the Company, its officers, directors, Affiliates, and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, expenses and liabilities joint or several, actions or proceedings, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Shareholder will reimburse each of the Company and the Operating Partnership and each such director, trustee, officer, partner, agent, employee or affiliate, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability action or proceeding, but only to the extent that the same are made in reliance and in conformity with information relating to the Shareholder furnished in writing to the Company by the Shareholder expressly for use therein. Notwithstanding anything in this Section 7(b), the aggregate amount which may be recovered from the Shareholder pursuant to the indemnification provided for in this Section 7(b) shall be limited to the total proceeds received by the Shareholder from the sale of such Shareholder's Registerable Common Stock (net of underwriting discounts and commissions). In no event shall the Shareholder be jointly liable with any other holder of securities involved in the sale of the Company's securities.

      (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to give prompt notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by such failure. The indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), if such settlement, compromise or consent (i) does not include an unconditional release of such indemnified party from all liability and no finding of liability arising out of such claim, action, suit or proceeding or (ii) requires anything from the indemnified party other than the payment of money damages which the indemnifying party has agreed to pay in full. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim.

      (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

      (e) If the indemnification provided for in or pursuant to this Section 7 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the selling Shareholder under this Section 7(e) be greater in amount than the amount of net proceeds received by such Shareholder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(b) hereof had been available under the circumstances less any amounts recovered from the Shareholder under Section 7(b).

      (f) In the event that advances are not made pursuant to this Section 7 or payment has not otherwise been timely made, each indemnified party shall be entitled to seek a final adjudication in an appropriate court of competent jurisdiction of the entitlement of the indemnified party to indemnification or advances hereunder.

      The Company, the Operating Partnership and the Shareholder agree that they shall be precluded from asserting that the procedures and presumptions of this
Section 7 are not valid, binding and enforceable. The Company, the Operating Partnership and the Shareholder further agree to stipulate in any such court that the Company, the Operating Partnership, and the Shareholder are bound by all the provisions of this Section 7 and are precluded from making any assertion to the contrary.

      To the extent deemed appropriate by the court, interest shall be paid by the indemnifying party to the indemnified party at a reasonable interest rate for amounts which the indemnifying party has not timely paid as the result of its indemnification and contribution obligations hereunder.

      In the event that any indemnified party is a party to or intervenes in any proceeding to which the validity or enforceability of this Section 7 is at issue or seeks an adjudication to enforce the rights of any indemnified party under, or to recover damages for breach of, this Section 7, the indemnified party, if the indemnified party prevails in whole in such action, shall be entitled to recover from the indemnifying party and shall be indemnified by the indemnifying party against, any expenses incurred by the indemnified party. If it is determined that the indemnified party is entitled to indemnification for part (but not all) of the indemnification so requested, expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which the indemnified party is entitled to indemnification and for such claims, issues or matters for which the indemnified party is not so entitled.

      The indemnity agreements contained in this Section 7 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer and sale of any Registerable Common Stock by the Shareholder.

8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

      No Person may participate in any registration hereunder that is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9. RULE 144.

      The Company covenants that it will file, and use its commercially reasonable efforts to timely file, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Shareholder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act (to the extent such information is available), to the extent required to enable the Shareholder, subject to the expiration of the restrictions on transfer under the Lock-Up Agreement, to sell the Registerable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Shareholder, the Company will deliver to the Shareholder a written statement as to whether it has complied with such information and requirements.

10. MISCELLANEOUS.

      (a) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given,

            If to the Company:

            Newkirk Realty Trust, Inc.
            Two Jericho Plaza
            Wing A, Suite 11
            Jericho, New York 11753
            Attn: Peter Braverman
            Fax: (516) 433-2777
            Tel: (516) 822-0022

            If to the Shareholder:

            First Union Real Estate Equity and Mortgage Investments 7 Bulfinch Place, Suite 500
            P.O Box 9507
            Boston, Massachusetts 02114
            Attn: Carolyn Tiffany
            Fax: (617) 742-4643
            Tel: (617) 570- 4606

or such other address or facsimile number as such party (or transferee) may hereafter specify for the purpose by notice to the other parties. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received or (b) if given by any other means, when delivered at the address specified in this Section.

      (b) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      (c) Expenses. Except as otherwise provided for herein or otherwise agreed to in writing by the parties, all costs and expenses incurred in connection with the preparation of this Agreement shall be paid by the Company.

      (d) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, except that the Shareholder may assign its rights hereunder to any Affiliate and such Affiliate shall be entitled to the benefits of this Agreement as if it had been a signatory hereto.

      (e) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of law.

      (f) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10(a) shall be deemed effective service of process on such party.

      (g) Waiver of Jury Trial.

            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (h) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      (i) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the transactions contemplated herein. Except as provided herein, no provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

      (j) Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

      (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

      (l) Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the parties hereto.

      (m) Aggregation of Stock. All Registerable Common Stock held by or acquired by any Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

      (n) Equitable Relief. The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

      (o) No Inconsistent Agreements. None of the Company or the Operating Partnership has entered and neither of them will enter into any agreement that is inconsistent with the rights granted to the Shareholder in this Agreement or that otherwise conflicts with the provisions hereof. The rights granted to the Shareholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company or the Operating Partnership's other issued and outstanding securities under any such agreements. From and after the date of this Agreement, neither the Company nor the Operating Partnership will enter into any agreement with any holder or prospective holder of any securities of the Company or the Operating Partnership which would grant such holder or prospective holder more favorable rights than those granted to the Shareholder hereunder or substantially similar or equivalent rights to those granted to the Shareholder.

      (p) No Adverse Action Affecting the Registerable Common Stock. Neither the Company nor the Operating Partnership shall take any action with respect to the Registerable Common Stock with an intent to adversely affect or that does adversely affect the ability of the Shareholder to include such Registerable Common Stock in a registration undertaken pursuant to this Agreement or their offer and sale. Notwithstanding the foregoing, the provisions of this Section 10(p) shall not apply to the Other Registration Rights Agreements.

      IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

                                        NEWKIRK REALTY TRUST, INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FIRST UNION REAL ESTATE EQUITY AND
                                        MORTGAGE INVESTMENTS

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: